Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
19.	Subsequent Events

In January 2013, the Company completed the sale of the Aframax tanker, Nassau Spirit, for $9.1 million. The vessel was held for sale on the consolidated balance sheet as at December 31, 2012 and its net book value was written down to its sale proceeds net of cash outlays to complete the sale. As a result, there is no expected gain or loss on the sale of this vessel (see Note 18a). The vessel was trading in the Teekay Aframax Pool prior to the sale.

In April 2013, the Company announced it had entered into an agreement with STX Offshore & Shipbuilding Co., Ltd (“STX”) of South Korea for the construction of four, fuel-efficient 113,000 dead-weight tonne Long Range 2 (LR2) product tanker newbuildings for a fully built-up cost of approximately $47 million each. The agreement with STX also includes fixed-price options for up to 12 additional LR2 newbuildings, four of which are exerciseable up to and including each of the following months: October 2013, April 2014, and October 2014, respectively. The Company intends to finance the installment payments with its existing liquidity and expects to secure long-term debt financing for the four vessels prior to their scheduled deliveries in late-2015 and early-2016.